Exhibit 10.5

FORM OF NOTICE OF GRANT OF TIME-VESTED RESTRICTED STOCK UNITS
AND
FORM OF TIME-VESTED RESTRICTED STOCK UNIT AGREEMENT - FOR NON-EMPLOYEE DIRECTORS

West Marine, Inc.
500 Westridge Drive
Watsonville, CA  95076

FORM OF NOTICE OF GRANT OF TIME-VESTED RESTRICTED STOCK UNITS
Grant Date:  [DATE]

You have been granted the number of restricted common stock units (“RSUs”) stated for you on the Morgan Stanley “Plan Documents” page at https://www.stockplanconnect.com (the “Morgan Stanley Website”).

The RSUs entitle you to receive shares of West Marine, Inc. (the “Company”) common stock at a future date, subject to the satisfaction of the terms and conditions set forth herein and in the Amended and Restated West Marine, Inc. Omnibus Equity Incentive Plan, effective April 26, 2016 and approved by stockholders on May 26, 2016, as amended by Amendment #1 approved by the Company’s Board of Directors (“Board”) on March 23, 2017 (collectively, the “Plan”) and the Restricted Stock Unit Agreement (the “Award Agreement”) attached hereto as Exhibit A.  Capitalized terms not explicitly defined in this Grant Notice but defined in the Plan shall have the same meaning as in the Plan.

The RSUs will vest as follows, assuming continuous employment or as otherwise determined by the Company’s Board or its Compensation and Leadership Development Committee (the “Committee”):

% of Total	Date Vest
100%	Earlier of 1st Anniversary of Grant Date or _________ Annual Stockholders Meeting (“Vest Date”)

The RSUs granted hereunder hereinafter are referred to as the “RSU Grant.”

 You and the Company agree that the RSU Grant is granted under and governed by the terms and conditions of the Plan and the Award Agreement (collectively, the “Plan Documents”), all of which are incorporated herein and made a part of this document.  You acknowledge that a copy of the Plan Documents have been made available to you. You further acknowledge and agree that the Award Agreement does not require your signature or the Company’s signature to be effective, and that this Notice of the RSU Grant issued to you (which notice may be accomplished through the posting thereof on a website for the Plan Documents), shall be sufficient evidence of the issuance to, and acceptance by, you of the RSU Grant reflected in the Award Agreement, unless you expressly reject such Award Agreement in writing.

Additionally, unless you expressly reject such Award Agreement in writing, you further acknowledge and agree that prior to the delivery of any shares or cash pursuant to the Plan, the Company shall have the power and the right to deduct or withhold, or require you to remit to the Company, through the sale of vested shares or otherwise, an amount sufficient to satisfy Federal, state, and local taxes (including your FICA obligation) required by law to be withheld, plus any fees assessed by Morgan Stanley, with respect to any RSU Grant (collectively, “Applicable Tax and Fee Obligation”).  In this regard, you authorize the Company to withhold shares or facilitate the sale of vested shares having a value equal to the amount required to be withheld or sold to satisfy your Applicable Taxes and Fee Obligation.

Non-Employee Director’s Restricted Stock Units	RSU No.: On website
(1 year - 100%)	ID: Number

Exhibit A
West Marine, Inc.
Amended and Restated Omnibus Equity Incentive Plan, as amended by Amendment #1

FORM OF RESTRICTED STOCK UNIT AGREEMENT

1    GRANT OF RESTRICTED STOCK UNITS. West Marine, Inc. (the "Company") hereby grants to the Non-Employee Director referenced in the "Notice of Grant of Restricted Stock Units" (the “Notice of Grant”) under the Amended and Restated West Marine, Inc. Omnibus Equity Incentive Plan, effective April 26, 2016 and approved by stockholders on May 26, 2016, as amended by Amendment #1 approved by the Company’s Board of Directors (“Board”) on March 23, 2017 (the "Plan"), as a separate incentive in connection with his or her engagement and not in lieu of any other compensation for his or her services, on the terms and conditions set forth in this Restricted Stock Unit Agreement (this “Agreement”) and the Plan, the restricted stock units (“RSUs”) which entitle the Non-Employee Director on a future date to receive the number of shares of common stock of the Company (“Common Stock”) set forth for the Non-Employee Director on the Morgan Stanley Website as referenced in the Notice of Grant. Capitalized terms not explicitly defined in this Agreement but defined in the Notice of Grant and/or the Plan shall have the same meanings in the Notice of Grant and/or the Plan, as applicable.

2          NUMBER OF SHARES.  The number and class of shares specified in the Notice of Grant are subject to appropriate adjustment in the event of an “Adjustment Event” as such term is defined in the Plan. Subject to any required action of the stockholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation, the RSUs granted hereunder (to the extent that it is still outstanding) shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are then subject to the RSUs would have been entitled.  To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive.

3.           LAPSE OF RSU RESTRICTIONS.  Except as otherwise provided in this Agreement and subject to the terms of the Plan, the right to receive the shares of Common Stock under this Agreement shall accrue on the Vest Date as set forth in the Notice of Grant.

Upon vesting, each RSU will be settled by payment of one share of Common Stock. Payment of such shares of Common Stock shall be made as soon as administratively feasible after lapse of the time periods set forth in this Section 3. The Company shall not be required to issue any fractional shares of Common Stock and the Company may round any fractional share down to the nearest whole share.

Except as set forth in this Section 3, or as otherwise determined by the Board and/or the Committee, or as provided in another Company plan applicable to the Non-Employee Director, if any, in the event of termination of the Non-Employee Director’s engagement with the Company and its Subsidiaries for any reason, the Non-Employee Director prior to the vesting date, the Non-Employee Director will accrue no further entitlement to the RSUs under this Agreement, the Plan, or otherwise, and all RSUs which have not become fully vested under this Section 3 as of the date the Non-Employee Director’s engagement is terminated shall lapse and expire immediately.

4.    DISTRIBUTION DATE. Subject to any overriding provisions in the Plan, this Award Agreement or any applicable condition of receipt, as soon as administratively feasible following the respective vesting date under Section 3 of this Agreement, the Company shall transfer to the Non-Employee Director shares equivalent to the RSUs (less any fees and/or applicable tax withholding as set forth in the Notice of Grant and/or the Plan) which vested as of such date, provided that in no event shall such shares be distributed later than March 15 of the year following the calendar year in which the RSUs vested.

5.    CONDITIONS OF RECEIPT.  The Company may postpone issuing and delivering any shares in settlement of RSUs for so long as the Company determines to be advisable to satisfy any conditions, including the following: (i) its completing any administrative or ministerial tasks necessary to accomplish such issuance and/or delivery; (ii) its completing or amending any securities registration or qualification of the RSU shares or its or the Non-Employee Director satisfying any exemption from registration under any Federal or state law, rule, or regulation; (iii) its receiving proof it considers satisfactory that a person seeking to receive the RSU shares after the Non-Employee Director’s death is entitled to do so; (iv) the Non-Employee Director complying with any requests for representations under the Plan; and (v) the Non-Employee Director complying with any Federal, state or local tax withholding obligations.

6.    ADDITIONAL REPRESENTATIONS FROM THE NON-EMPLOYEE DIRECTOR.  If the Non-Employee Director is entitled to receive RSU shares at a time when the Company does not have a current registration statement (generally on Form S-8) under the Securities Act of 1933, as amended (the “Act”), that covers issuances of such shares to the Non-Employee Director, the

Non-Employee Director must comply with the following before the Company will issue any shares to the Non-Employee Director. The Non-Employee Director must: (i) represent to the Company, in a manner satisfactory to the Company’s counsel, that the Non-Employee Director is acquiring the RSU shares for the Non-Employee Director’s own account and not with a view to reselling or distributing the RSU shares; and (ii) agree that the Non-Employee Director will not sell, transfer, or otherwise dispose of the RSU shares unless a registration statement under the Act is effective at the time of disposition with respect to the RSU shares the Non-Employee Director proposes to sell, transfer, or otherwise dispose of; or the Company has received an opinion of counsel or other information and representations it considers satisfactory to the effect that, because of Rule 144 under the Act or otherwise, no registration under the Act is required.

7.    VOTING RIGHTS. The Non-Employee Director holding RSUs shall not be entitled to exercise any voting rights until shares of Common Stock are transferred to the Non-Employee Director in settlement of the RSU.

8.    DIVIDEND RIGHTS. If the Company pays a cash dividend with respect to the Common Stock, such dividend shall accrue to any RSU for which the Period of Restriction (as defined in the Plan) has not lapsed as of the record date for such cash dividend. Such cash dividend shall not be paid to holders of RSUs unless and until shares of Common Stock are transferred to the Non-Employee Director in settlement of the RSU. Nothing in this Section 8 shall limit or restrict the Committee or the Board from making any adjustment pursuant to an Adjustment Event or a Change in Control as specified in the Plan.

9.    UNSECURED CREDITOR. The RSU Grant creates a contractual obligation on the part of the Company to make a distribution of the shares pursuant to the RSU Grant at the time provided for in this Agreement. Neither the Non-Employee Director nor any other party claiming an interest in the RSU Grant hereunder shall have any interest whatsoever in any specific asset of the Company. The Non-Employee Director’s right to receive distributions hereunder is that of an unsecured general creditor of the Company.

10.    RSU GRANTS HAVE NO EFFECT ON ENGAGEMENT.  The terms of Non-Employee Director’s engagement shall be determined from time to time by the Company, and the Company shall have the right, which is hereby expressly reserved, to terminate or change the terms of the engagement of the Non-Employee Director at any time for any reason whatsoever, with or without good cause.

11.     NO REPRESENTATIONS OR PROMISES.  Neither the Company nor anyone else is making any representations or promises regarding the duration of the Non-Employee Director’s service, vesting of the RSU, the value of the shares or of the RSUs, or the Company’s prospects.  In addition, the Company does not hereby provide any advice regarding tax consequences to the Non-Employee Director or regarding the Non-Employee Director’s decisions regarding the RSUs. The Non-Employee Director agrees to rely only upon the Non-Employee Director’s own personal advisors for financial or tax advice for all matters pertaining to the RSUs.

12.    ADDRESSES FOR NOTICES. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Secretary, at West Marine, Inc., 500 Westridge Drive, Watsonville, CA 95076, or at such other address as the Company may hereafter designate in writing. Any notice to be given to the Non-Employee Director shall be addressed to the Non-Employee Director at such address as the Non-Employee Director may hereafter designate in writing, or at the last known address that the Company has on file for the Non-Employee Director. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified and deposited, postage and registry fee prepaid, in a United States post office.

13.    NON-TRANSFERABILITY. The RSUs herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of said RSU, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, said RSU and the rights and privileges conferred hereby shall immediately become null and void.

14.    BINDING AGREEMENT. Subject to the non-transferability of the RSU, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

15.    PLAN GOVERNS. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan shall govern.

16.    COMMITTEE AUTHORITY. The Committee shall have the discretionary power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Non-Employee Director, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

17.    CAPTIONS. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

18.    AGREEMENT SEVERABLE. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

19.    FURTHER ASSURANCES. At any time, and from time to time after executing this Agreement, the Non-Employee Director will execute such additional instruments and take such actions as may be reasonably requested by the Company to confirm or perfect or otherwise to carry out the intent and purpose of this Agreement.

20.    COMPLIANCE WITH LAW. The Company will not issue the RSU shares if doing so would violate any applicable federal or state securities laws, or any other applicable law or regulation. The Non-Employee Director may not sell or otherwise dispose of the RSU shares in violation of applicable law.

21.    SECTION 409A. The RSU is intended to comply with the requirements of Section 409A of the Internal Revenue Code and will be construed consistently with that section. Nevertheless, the Company makes no representations or warranties and shall have no liability to the Non-Employee Director or any other person, if any provisions of or distribution under this Agreement is determined to constitute deferred compensation subject to Section 409A but not to satisfy the conditions of that section. Neither the Company nor the Non-Employee Director shall have the right to accelerate or defer the delivery of any shares except to the extent specifically permitted or required by Section 409A. In no event may the Company or the Non-Employee Director defer the delivery of the shares beyond the date specified in Section 4 of this Agreement, unless such deferral complies in all respects with Treasury Regulation Section 1.409A-2(b) related to subsequent changes in the time or form of payment of nonqualified deferred compensation arrangements, or any successor regulation.

22.    GOVERNING LAW. The Agreement, RSUs and all related documentation and matters shall be construed in accordance with and governed by the laws of the State of California (without giving effect to principles of conflicts of laws thereof) and applicable Federal law.

23.    ENTIRE AGREEMENT. This Agreement and the Notice of Grant (in each case, subject to applicable provisions of the Plan) contains the entire agreement among the parties relating to the subject matter hereof and there are no other or further agreements outstanding not specifically mentioned herein; provided, however, that the Company may amend and supplement this Agreement in writing from time to time as permitted under the Plan.

IN WITNESS WHEREOF, this Agreement is deemed to be executed by the parties effective as of the Grant Date of the Notice of Grant.

West Marine, Inc.

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